UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 6, 2012

Date of report (Date of earliest event reported)

STONE ENERGY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12074	72-1235413
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

625 E. Kaliste Saloom Road Lafayette, Louisiana	70508
(Address of Principal Executive Offices)	(Zip Code)

(337) 237-0410

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 2.02. Results of Operations and Financial Condition.

On November 6, 2012, we issued a press release with respect to our third quarter 2012 results. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein. The press release contains a non-GAAP financial measure we call “discretionary cash flow” (discussed below) that may be deemed a non-GAAP financial measure as defined in Item 10 of Regulation S-K under the Securities Exchange Act of 1934 (the “Exchange Act”). The most directly comparable generally accepted accounting principle (GAAP) financial measure and information reconciling the GAAP and non-GAAP financial measure “discretionary cash flow” is also included in the press release.

In the press release, we refer to a non-GAAP financial measure we call discretionary cash flow. Management believes this measure is a financial indicator of our company’s ability to internally fund capital expenditures and service debt. Management also believes this non-GAAP financial measure of cash flow is useful information to investors because it is widely used by professional research analysts in the valuation, comparison, rating and investment recommendations of companies within the oil and gas exploration and production industry. Many investors use the published research of these analysts in making their investment decisions. Discretionary cash flow should not be considered an alternative to net cash provided by operating activities or net income, as defined by GAAP.

Item 7.01. Regulation FD Disclosure.

The information set forth under Item 2.02 of this Current Report on Form 8-K is hereby incorporated in Item 7.01 by reference.

On November 6, 2012, we issued a press release which announced that we had received, as of 5:00 p.m., New York City Time, on November 5, 2012, tenders and consents from holders of approximately $136.1million in aggregate principal amount, or approximately 68%, of our outstanding 6  3/4% Senior Subordinated Notes due 2014 (the “Notes”) in connection with our previously announced cash tender offer and consent solicitation for the Notes, which commenced on October 22, 2012. The press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.

In accordance with General Instruction B.2 of Form 8-K, the information in this report, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall such information, including Exhibits 99.1 and 99.2, be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1	Press release dated November 6, 2012, “Stone Energy Corporation Announces Third Quarter 2012 Results”.

99.2	Press release dated November 6, 2012, “Stone Energy Corporation Announces Successful Results of the Tender Offer for Its 6 3/4% Senior Subordinated Notes due 2014”.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Stone Energy Corporation has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STONE ENERGY CORPORATION

Date: November 6, 2012	By:	/s/ J. Kent Pierret
J. Kent Pierret Senior Vice President, Chief Accounting Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated November 6, 2012, “Stone Energy Corporation Announces Third Quarter 2012 Results”.

99.2	Press release dated November 6, 2012, “Stone Energy Corporation Announces Successful Results of the Tender Offer for Its 6 3/4% Senior Subordinated Notes due 2014”.